Lord Abbett

                               Global Income Fund
                               Global Equity Fund

                                                              1998 ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                           Two globally diversified mutual funds
                                           to help you achieve your goals


                                   [LOGO](R)

Report to Shareholders
For the Fiscal Year Ended December 31, 1998

[PHOTO OMITTED]


/s/ Robert S. Dow
----------------------------------------------
ROBERT S. DOW
CHAIRMAN

FEBRUARY 5, 1999

Table of Contents

Global Income Fund
----------------------------------------------
About the Global Income Fund                 1
Statement of Net Assets                      2

Global Equity Fund
----------------------------------------------
About the Global Equity Fund                 4
Statement of Net Assets                      5

Global Income and Global Equity Funds
----------------------------------------------
Statements of Operations                     7
Statements of Changes in
 Net Assets                                  8
Financial Highlights                         9
Notes to Financial Statements               11

Lord Abbett Global Income Fund and Lord Abbett Global Equity Fund completed their fiscal year on December 31, 1998. Below is an overview of each Fund's class-specific data as of the close of the period.

                                   Global Income Fund         Global Equity Fund
                            -------------------------  -------------------------
                                    Fiscal Year Ended          Fiscal Year Ended
                                    December 31, 1998          December 31, 1998
                            -------------------------  -------------------------
                            Class A  Class B  Class C  Class A  Class B  Class C
                            -------------------------  -------------------------
Net asset value               $8.44    $8.44    $8.44   $12.29   $12.18   $12.20
Capital gains paid            $  --    $  --    $  --   $  .85   $  .85   $  .85
Total return*               +10.79%  +10.03%  +10.03%   +9.07%   +8.37%   +8.35%

About the Global Income Fund

During the fall months, the Federal Reserve Board (Fed) imposed a series of three interest rate cuts, which were viewed in most markets as a necessary action to increase liquidity and restore order to markets in disarray. The Fed's easing prompted similar cuts at other central banks throughout the world. Emerging markets, particularly in Latin America, continued to languish as Brazil grappled with its fiscal reform and speculation about a devaluation. The International Monetary Fund (IMF), which focuses on lowering trade barriers and stabilizing currencies, indicated that it would provide weaker countries with the short-term liquidity needed to work out their fiscal problems in an effort to achieve economic stability.

Throughout the fiscal year, we were rewarded for our emphasis on high-quality issues, particularly U.S. Treasuries, which experienced significant price appreciation due to global demand for "safer, more liquid" investments. We maintained a large exposure in Greece, in order to capitalize on that country's efforts to improve its economy and gain entry to the European Economic Community. We continued to maintain an underweighting of yen assets, which are currently among the lowest yielding of all global bonds. Our Fund's focus on high-quality issues helped us achieve strong performance relative to our peer group average. For the fiscal year ended 12/31/98, the Fund's Class A shares returned 10.8% at net asset value versus 6.2% for the Lipper Global Income Funds Average.

The year ahead should provide ample opportunities for global fixed-income investors if, as we believe, central banks continue to implement rate cuts in an attempt to stave off economic deceleration. Europe, for example, will likely need additional rate cuts in order to maintain growth, fuel domestic demand and ensure that the new euro currency does not become overvalued as central banks and asset managers re-align their portfolios with the advent of the new currency.

About the Global Equity Fund

Throughout the year, the Fund's management worked to restructure the portfolio by reducing the number of stocks held in order to focus on what we consider "Best of Breed" companies. Given our long-term strategy, we have maintained a strong exposure to European-based companies. Many of these companies, because of their significant export sales to North America, were impacted by the decline in value of the U.S. dollar during the period. We believe, however, that they are generally undervalued and have potential for significant long-term outperformance relative to other world equity markets.

We are encouraged by the fact that the euro has had a successful start. Our current projections call for European economic growth to average over 2% during the next year, and for continued subdued inflation. In the U.S., we anticipate slowing economic growth and benign interest rates, which should translate to further appreciation of the Fund's holdings. We believe corporate restructuring, rather than economic expansion, will continue to drive European earnings growth. However, we remain watchful of problems in the emerging markets, which could hurt economic prospects throughout many global economies.

We thank you for your confidence in Lord Abbett and hope to continue to help you pursue your investment needs.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

About Lord Abbett Global Income Fund

Global Diversification

Our research team seeks to identify the best value in relation to risk by analyzing economic factors and interest-rate trends in the world's major bond markets. Investing in many bond markets, versus investing only in the U.S., has the potential to increase returns and reduce risk. The returns below are not Global Income Fund returns.

A Comparison of 10-Year U.S. and Global Government Bonds, After Currency Translations

                                        1990     1991     1992     1993     1994      1995     1996     1997     1998
----------------------------------------------------------------------------------------------------------------------
U.S. Treasuries(1)                      8.65%   15.20%    7.21%   10.63%   (3.35%)   18.45%    2.61%    9.62%   10.03%
J.P. Morgan Government Bond Index(2)   11.77%   15.44%    4.55%   12.27%    1.28%    19.31%    4.40%    1.40%   15.31%

Past performance does not indicate future results.

All figures indicate percentage total returns in U.S. dollars; ( ) signify negative return.

(1) U.S. Treasury bills and government bonds are guaranteed as to the timely payment of interest, and if held to maturity, provide a guaranteed return of principal. Source: Bloomberg, LP.

(2) The J.P. Morgan Government Bond Index is the most widely used benchmark for measuring performance and quantifying risk across international fixed-income bond markets. It includes only traded issues available to international investors. Investors cannot invest directly in an unmanaged index such as The J.P. Morgan Government Bond Index. Source: J.P. Morgan Securities.

Where in the World Can You Find Higher Yields?

A portfolio that includes high-quality foreign bonds has the opportunity to search for higher yields around the globe. As shown below, yields on high-quality bonds vary from country to country. This data does not represent Global Income Fund performance, nor is there a guarantee that the portfolio will include holdings from all the countries listed below.

                     As of 12/31/97   As of 12/31/98
----------------------------------------------------
United States        5.75%            4.68%
Australia            6.01%            4.99%
Canada               5.53%            4.94%
Denmark              5.66%            4.21%
France               5.35%            3.95%
Germany              5.32%            3.86%
Greece               10.12%           6.89%
Italy                5.65%            3.98%
Japan               1.95%             2.08%
Netherlands         5.75%             5.07%
New Zealand         7.03%             5.48%
South Africa        13.90%           15.82%
Spain               5.60%             3.96%
Sweden              6.00%             4.20%
United Kingdom      6.21%             4.41%

Past performance does not indicate future results.

Semi-annual yields to maturity on 10-year government benchmark bonds.

Source: Warburg Dillon Read UBS (as of December 31, 1998).

Diversification in High-Quality Global Bonds

In seeking its goal of high income with reasonable risk, the Global Income Fund focuses on quality. Using global diversification, the Global Income Fund attempts to reduce risk while striving to capture high interest rates from quality bonds around the world. See the Global Income Fund's portfolio of investments in securities on page 2. The geographic data illustrated below does not include cash and short-term investments.

High Quality
Portfolio Holdings:
AAA   86.5%
A     10.4%
BBB   3.1%


[GRAPHIC OMITTED]


Data as of 12/31/98. The Global Income Fund's portfolio is actively managed and its holdings are subject to change.

About Lord Abbett Global Equity Fund

Why Invest Internationally?

International investors have a larger choice of exceptional companies to choose from than investors who concentrate solely on U.S.-based companies.

                  Percent of the World's Market Capitalizations

{The following information was depicted as a pie chart in the printed material.]

Based in the U.S.           51%

Based outside of the U.S.   49%

Source: Morgan Stanley Capital International. Data as of 12/31/98, based on market capitalization.

Managed to Participate in Global Growth

Portfolio diversification positions the Global Equity Fund to participate in global opportunities. Nine countries were represented in the Global Equity Fund at period end. See the portfolio of investments in securities on page 5. The geographic data illustrated below does not include cash and short-term investments.


[GRAPHIC OMITTED]


Data as of 12/31/98. The Global Equity Fund portfolio is actively managed and its holdings are subject to change.

A Note About Year 2000 Matters

As you probably know, the Fund depends on the proper functioning of computer systems for most, if not all, aspects of its operations. Many computer systems now in use cannot distinguish between the year 2000 (Y2K) and the year 1900, an inability that could disrupt the services provided to the Fund.

Lord Abbett, Lord Abbett Distributor LLC, the Fund's transfer agent, the Fund's custodian and other providers of services critical to the Fund all have advised the Fund that they have been actively working on changes to their computer systems to prepare for the Year 2000 and expect that their systems, and those of their external service providers, will be adapted in time. Although the Y2K issue is unprecedented and the process of Y2K preparedness evaluation and systems remediation is an ongoing one, we presently believe that there will be no material effect on the Fund and its financial statements.

Statement of Net Assets
December 31, 1998

                               Investments                                                                    Shares    Market Value
====================================================================================================================================
Investments in Common Stocks 97.08%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace 1.34%               *Orbital Sciences Corp. A space and information systems company that designs, manufactures, operates and markets a broad range of affordable
                               space-technology products and satellite-based services                        123,200     $ 5,451,600
-------------------------------------------------------------------------------------------------------------------------===========
Auto Parts 1.83%               Snap-on, Inc. Manufacturer and distributor of hand tools and diagnostic
                               equipment for the automotive industry                                         100,000       3,481,250

                               Standard Products Co. Manufactures plastic and rubber products for the
                               automotive and appliance industries                                           195,000       3,973,125

                               Total                                                                                       7,454,375
-------------------------------------------------------------------------------------------------------------------------===========
Banks: Regional 1.35%          Cullen/Frost Bankers Leading Texas bank                                       100,000       5,487,500
-------------------------------------------------------------------------------------------------------------------------===========
Chemical: Specialty 5.39%      Crompton & Knowles Corp. Specialty chemicals and plastic processing
                               equipment manufacturer                                                        375,000       7,757,813

                               Morton International Inc. Producer of specialty chemicals and salt            255,000       6,247,500

                              *Polymer Group Inc. Major global manufacturer of non-woven materials           800,000       7,950,000

                               Total                                                                                      21,955,313
-------------------------------------------------------------------------------------------------------------------------===========
Communications
Equipment 4.23%               *Plantronics, Inc. Leading supplier of communication headset products
                               and services to users and providers worldwide                                 200,000      17,200,000
-------------------------------------------------------------------------------------------------------------------------===========
Computer: Software 2.30%       Adobe Systems Inc. Developer of computer software products                    200,000       9,350,000
-------------------------------------------------------------------------------------------------------------------------===========
Containers 2.81%               Ball Corp. Leading manufacturer of aluminum, plastic and steel
                               containers for the beverage and food industries                               250,000      11,437,500
-------------------------------------------------------------------------------------------------------------------------===========
Drugs/Health Care
Products 2.77%                *Med Partners Inc. Leading physician practice management company             1,100,000       5,775,000

                               Mylan Laboratories Inc. Leading producer of prescription generic drugs
                               and brand-name dermatological products                                        175,000       5,512,500

                               Total                                                                                      11,287,500
-------------------------------------------------------------------------------------------------------------------------===========
Electric Power 13.66%          Firstenergy Corp. Major Midwestern electric utility holding company           220,000       7,163,750

                               Illinova Corp. Major midwestern electric utility holding company              190,000       4,750,000

                               Ipalco Enterprises Inc. Major midwestern electric utility holding
                               company                                                                       150,000       8,315,625

                               LG&E Energy Corp. Electric and gas utility                                    160,000       4,530,000

                              *Niagara Mohawk Power Corp. Electric and gas utility                           650,000      10,481,250

                              *Northeast Utilities Major northeastern electric utility company               600,000       9,600,000

                               Sierra Pacific Resources Western electric, water and gas utility
                               holding company                                                               100,000       3,800,000

                               SCANA Corp. Major southeastern electric and gas utility holding company       215,000       6,933,750

                               Total                                                                                      55,574,375
-------------------------------------------------------------------------------------------------------------------------===========
Electronics: Equipment 1.16%   Varian Associates, Inc. Manufactures analytical instruments,
                               semiconductor equipment, medical and industrial equipment                     125,000       4,734,375
-------------------------------------------------------------------------------------------------------------------------===========
Food 8.04%                     Corn Products International, Inc. Leading refiner of corn and other
                               grains                                                                        280,000       8,505,000

                               Dean Foods Co. Major producer of dairy foods, canned and frozen
                               vegetables                                                                    180,000       7,346,250

Statement of Net Assets
December 31, 1998

                               Investments                                                                    Shares    Market Value
====================================================================================================================================
                               Dreyer's Grand Ice CreamInc. Ice cream manufacturer and distributor            95,000    $  1,436,875

                               Ibp Inc. Processor of beef and pork                                           200,000       5,825,000

                               Universal Foods Corp. Manufacturer of yeast, flavorings, colorants and
                               dried spices for the food industry                                            350,000       9,603,125

                               Total                                                                                      32,716,250
-------------------------------------------------------------------------------------------------------------------------===========
Health-Care Products 3.50%    *Acuson Corp. Manufacturer of medical diagnostic ultrasound imaging
                               systems                                                                       510,000       7,586,250

                              *St. Jude Medical Inc. A leading manufacturer of artificial heart valves       240,000       6,645,000

                               Total                                                                                      14,231,250
-------------------------------------------------------------------------------------------------------------------------===========
Health-Care Services 7.20%    *Humana Inc. Major U.S. provider of managed-health plans                       506,000       9,013,125

                               Landamerica Financial Group Inc. Title insurance company                      100,000       5,581,250

                              *Sierra Health Services Managed health plans in Nevada, Texas and
                               Northeast; workers compensation                                               300,000       6,318,750

                              *Trigon Healthcare Inc. Class A Provider of managed health plans in
                               Virginia                                                                      225,000       8,395,313

                               Total                                                                                      29,308,438
-------------------------------------------------------------------------------------------------------------------------===========
Insurance: Life 2.93%         *MONY Group Inc. Major U.S. life insurer                                       203,850       6,383,053

                               Reliastar Financial Corp. Insurance holding company specializing in
                               life insurance and group annuity contracts                                    120,000       5,535,000

                               Total                                                                                      11,918,053
-------------------------------------------------------------------------------------------------------------------------===========
Insurance:
Property & Casualty 5.53%      Ace Ltd. Insurance holding company specializing in property and casualty
                               coverage                                                                      200,000       6,887,500

                               CMAC Investment Corp. Major private mortgage insurance provider               110,000       5,053,125

                              *Exel Ltd. Class A Excess liability insurer                                     50,000       3,750,000

                               Transatlantic Holdings Inc. International property and casualty reinsurer      90,000       6,800,625

                               Total                                                                                      22,491,250
-------------------------------------------------------------------------------------------------------------------------===========
Machinery: Diversified 1.92%  *Coltec Industries Inc. Diversified manufacturer of aerospace, defense
                               and automotive products                                                       400,000       7,800,000
-------------------------------------------------------------------------------------------------------------------------===========
Miscellaneous 1.93%            Jostens Inc. Produces class rings, yearbooks and recognition products
                               for schools and businesses                                                    300,000       7,856,250
-------------------------------------------------------------------------------------------------------------------------===========
Natural Gas Distribution 2.93% Eastern Enterprises Natural gas distributor in Massachusetts                  150,000       6,562,500

                               Southwest Gas Corp. Natural gas distributor in Arizona and Nevada             200,000       5,375,000

                               Total                                                                                      11,937,500
-------------------------------------------------------------------------------------------------------------------------===========
Natural Gas Diversified 1.75%  Dynegy Inc. Major U.S. marketer of natural gas, natural gas liquids,
                               crude oil and electricity                                                     650,000       7,109,375
-------------------------------------------------------------------------------------------------------------------------===========
Office
Equipment/Supplies 1.65%      *Cabletron Sys Inc. Manufactures, markets and installs network
                               connectivity hardware and software                                            800,000       6,700,000
-------------------------------------------------------------------------------------------------------------------------===========
Oil Well
Equipment/Service .99%        *COFLEXIP S.A. Sponsored ADR World leader in design, manufacture and
                               installation of flexible pipe for offshore petroleum transportation           125,000       4,015,625
-------------------------------------------------------------------------------------------------------------------------===========
Oil: Domestic Integrated 4.48% Amerada Hess Corp. Oil and gas exploration, production and refining           115,000       5,721,250

                               Kerr-McGee Corp. Oil and gas exploration and production, refining and
                               chemicals                                                                     150,000       5,737,500

                               Ultramar Diamond Shamrock Corp. Refiner and marketer of petroleum
                               products                                                                      280,000       6,790,000

                               Total                                                                                      18,248,750
-------------------------------------------------------------------------------------------------------------------------===========
Paper and Forest
Products 2.88%                *Buckeye Technologies Inc. Producer of specialty cellulose pulp                300,000       4,481,250

                               Unisource Worldwide Inc. Distributor of printing and imaging supplies
                               in North America                                                            1,000,000       7,250,000

                               Total                                                                                      11,731,250
-------------------------------------------------------------------------------------------------------------------------===========
Reits & Finance 1.62%          Healthcare Realty Trust Inc. Healthcare facility real estate investment
                               trust                                                                         294,806       6,577,859
-------------------------------------------------------------------------------------------------------------------------===========
Restaurants 3.51%             *Tricon Global Restaurants Inc. Major operator of fast food restaurants        285,000      14,285,625
-------------------------------------------------------------------------------------------------------------------------===========
Retail 3.63%                  *Consolidated Stores Corp. Major U.S. retailer specializing in closeouts
                               and toys                                                                      225,000       4,542,187

                              *Nine West Group Inc. Designs, sources and markets at retail and wholesale
                               womens footwear                                                               335,000       5,213,437

                              *Officemax Inc. Major operator of office product superstores                   410,000       5,022,500

                               Total                                                                                      14,778,124
-------------------------------------------------------------------------------------------------------------------------===========
Retail: Department and
Merchandise 2.16%              Dillard's Inc. Southwestern department store chain                            170,000       4,823,750

                               *Saks Inc. Major U.S. department store operator                               125,200       3,951,625

                               Total                                                                                       8,775,375
-------------------------------------------------------------------------------------------------------------------------===========

Statement of Net Assets
December 31, 1998

                                                                                                           Shares or
                               Investments                                                          Principal Amount    Market Value
====================================================================================================================================
Toys 1.33%                     Hasbro Inc. Major U.S. manufacturer of toys and games                         150,000    $  5,418,750
------------------------------------------------------------------------------------------------------------------------============
Waste Management 2.26%         Safety-Kleen Corp. Largest hazardous waste management company in North
                               America                                                                       650,000       9,181,250
------------------------------------------------------------------------------------------------------------------------============
                               Total Investments in Common Stocks (Cost $326,849,977)                                    395,013,512
------------------------------------------------------------------------------------------------------------------------============
Other Assets, Less Liabilities 2.92%
------------------------------------------------------------------------------------------------------------------------============
Short-term Investment          Koch Industries, Inc. Discount Notes 5.30% due 1/4/1999 (Cost $11,393,287)    11,400M      11,393,287
------------------------------------------------------------------------------------------------------------------------============
Cash and Receivables,
Net of Liabilities                                                                                                           499,197
------------------------------------------------------------------------------------------------------------------------============
                               Total Other Assets, Less Liabilities                                                       11,892,484
------------------------------------------------------------------------------------------------------------------------============
Net Assets 100.00%                                                                                                      $406,905,996
------------------------------------------------------------------------------------------------------------------------============

                               Class A Shares Net asset value ($367,836,386 / 27,641,376 shares outstanding)                  $13.31

                               Maximum offering price (Class A shares)                                                        $14.12

                               Class B Shares Net asset value ($27,319,285 / 2,074,363 shares outstanding)                    $13.17

                               Class C Shares Net asset value ($11,749,375 / 892,654 shares outstanding)                      $13.16

                               Class P Shares Net asset value ($950 / 71.681 shares outstanding)                              $13.25

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are unaudited.

*Non-income producing security.

See Notes to Financial Statements.

Statement of Operations

Investment Income
Year Ended December 31, 1998

=======================================================================================
Income        Dividends                                   $  5,539,621
              Interest                                         383,025
              Total income                                                  $ 5,922,646
              -------------------------------------------------------------------------
Expenses      Management fee                                 2,693,928
              12b-1 distribution plan Class A                  886,417
              12b-1 distribution plan Class B                  175,424
              12b-1 distribution plan Class C                   78,451
              Shareholder servicing                            557,653
              Reports to shareholders                           96,938
              Professional                                      61,426
              Registration                                      71,421
              Other                                             27,946
              Total expenses before reductions               4,649,604
                                                          -----------------------------
              Expense reductions                               (28,509)
              Total expenses                                                  4,621,095
              -------------------------------------------------------------------------
              Net investment income                                           1,301,551
              -------------------------------------------------------------------------
Realized and Unrealized Gain (loss) on Investments
=======================================================================================
Realized gain from investment transactions
              Proceeds from sales                          170,888,843
              Cost of investments sold                     154,494,535
              -------------------------------------------------------------------------
              Net realized gain                             16,394,308
              -------------------------------------------------------------------------
Unrealized depreciation of investments                     (21,076,685)
---------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                      (4,682,377)
---------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                       $(3,380,826)
=======================================================================================

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                          Year Ended December 31,
                                                                                                          -----------------------
Increase in Net Assets                                                                                      1998             1997
---------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income                                                                 $  1,301,551     $  1,955,734
              Net realized gain from investment transactions                                          16,394,308       45,271,868
              Net unrealized appreciation (depreciation) of investments                              (21,076,685)      32,524,523
              Net increase (decrease)in net assets resulting from operations                          (3,380,826)      79,752,125
              -------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                                   --           63,709
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
              Net investment income Class A                                                                   --       (4,640,263)
              Net investment income Class B                                                                   --          (16,865)
              Net investment income Class C                                                                   --          (10,681)
              Net realized gain from investment transactions Class A                                          --      (70,221,872)
              Net realized gain from investment transactions Class B                                          --         (684,709)
              Net realized gain from investment transactions Class C                                          --         (433,661)
              Total distributions                                                                             --      (76,008,051)
              -------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sale of shares                                                       127,473,361       46,415,746
              Net asset value of shares issued in reinvestment of net
              investment income and realized gain from investment transactions                                --       69,433,618
              Total                                                                                  127,473,361      115,849,364
              -------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                              (60,422,158)     (33,569,347)
              -------------------------------------------------------------------------------------------------------------------
              Increase in net assets derived from capital share transactions                          67,051,203       82,280,017
              -------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                63,670,377       86,087,800
---------------------------------------------------------------------------------------------------------------------------------
Net Assets    Beginning of year                                                                      343,235,619      257,147,819
              -------------------------------------------------------------------------------------------------------------------
              End of year (including undistributed (distributions in excess of)
              net investment income of $941,011 and $(1,047,804), respectively)                     $406,905,996     $343,235,619
              ===================================================================================================================

See Notes to Financial Statements.

Financial Highlights

                                                                                                             Class A Shares
                                                               ------------------------------------------------------------
                                                                                                     Year Ended December 31,
Per Share Operating Performance:                                 1998          1997          1996          1995        1994
===========================================================================================================================
Net asset value, beginning of year                             $13.37        $13.29         $12.18       $11.25      $12.65
---------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment income                                       .05(e)        .08            .13         .162         .18
      Net realized and unrealized gain(loss) on investments      (.11)         3.61           2.19        2.383       (.545)
      Total from investment operations                           (.06)         3.69           2.32        2.545       (.365)
      ---------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                         --          (.23)          (.16)        (.17)       (.16)
      Distributions from net realized gain                         --         (3.38)         (1.05)      (1.445)      (.875)
      ---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $13.31        $13.37         $13.29       $12.18      $11.25
---------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                 (0.45)%       31.53%(c)      21.22%       26.09%      (3.27)%
===========================================================================================================================
      Ratios to Average Net Assets:
      Expenses(f)                                                1.16%         1.25%(c)       1.22%+       1.27%       1.12%
      Net investment income                                       .39%         0.74%(c)       1.12%        1.48%       1.53%
      =====================================================================================================================

                                                                    Class B Shares             Class C Shares  Class P Shares
                                                           -----------------------    -----------------------  --------------
                                                           Year Ended       5/1/97(b) Year Ended       5/1/97(b)       1/1/98(b)
Per Share Operating Performance:                             12/31/98  to 12/31/97      12/31/98  to 12/31/97     to 12/31/98
==================================================================================    =======================     ===========
Net asset value, beginning of period                           $13.33       $12.14        $13.33       $12.14          $13.38
-----------------------------------------------------------------------------------------------------------------------------
      Income (loss) from investment operations
      Net investment (income) (loss)                             (.05)(e)       --(c)       (.05)(e)       --(c)          .02(e)
      Net realized and unrealized gain (loss) on investments     (.11)        3.27          (.12)        3.27            (.15)
      Total from investment operations                           (.16)        3.27          (.17)        3.27            (.13)
      -----------------------------------------------------------------------------------------------------------------------
      Distributions
      Dividends from net investment income                         --         (.05)           --         (.05)             --
      Distributions from net realized gain                         --        (2.03)           --        (2.03)             --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $13.17       $13.33        $13.16       $13.33          $13.25
-----------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                 (1.20)%      27.51%(d)     (1.28)%      27.51%(d)       (0.97)%
=============================================================================================================================
      Ratios to Average Net Assets:
      Expenses(f)                                                1.92%        1.29%(d)      1.92%        1.28%(d)        1.37%
      Net investment (income) (loss)                             (.35)%     (0.15)%(d)      (.35)%     (0.13)%(d)         .20%
      =======================================================================================================================

                                                                                    Year Ended December 31,
Supplemental Data for All Classes:        1998           1997           1996           1995           1994
===========================================================================================================
      Net assets, end of year (000)   $406,906       $343,236       $257,148       $227,149       $190,788
      ----------------------------------------------------------------------------------------------------
      Portfolio turnover rate            46.58%         56.96%         38.88%         41.42%         57.49%
      ====================================================================================================

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(b) Commencement of operations of respective Class shares.

(c) Amounts less than $0.01.

(d) Not annualized.

(e) Calculated using average shares outstanding during the period.

(f) The ratios for 1998 include expenses paid through an expense offset arrangement.

See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company: (a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no income tax provision is required. (c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. (d) Prior to January 1, 1998, the Company followed the accounting practice known as equalization whereby a portion of the proceeds from the sales and costs of repurchases of capital shares was allocated to undistributed net investment income. Effective January 1, 1998, the company discontinued the use of equalization. Undistributed net investment income of $775,620, representing accumulated equalization at December 31, 1997, was transferred to paid-in-capital. Such reclassification had no effect on net assets, results of operations or net asset value per share. Discontinuing the use of equalization will result in a simpler and more meaningful financial statement presentation.

2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1,1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) a supplemental annual distribution fee of 0.10% of the average daily net assets of Class A shares serviced by certain qualifying institutions. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor
(1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares.

Distributor received $331,389 representing payment of commissions on sales of Class A shares after deducting $2,030,873 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions Dividends from net investment income and net realized gain from investment transactions, if any, are declared annually. At December 31, 1998, undistributed net realized gain for financial reporting purposes aggregated $16,336,150.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles. Distributions declared on January 20, 1999 and paid on January 28, 1999 to shareholders of record on January 20, 1999 were as follows:

                                        Rate per                       Aggregate
Net Investment Income                      Share                          Amount
--------------------------------------------------------------------------------
Class A                                    $0.05                      $1,370,441
--------------------------------------------------------------------------------
Class P                                    $0.02                      $      526
--------------------------------------------------------------------------------

                                        Rate per                       Aggregate
Capital Gains                              Share                          Amount
--------------------------------------------------------------------------------
Class A                                    $0.54                     $14,800,761
--------------------------------------------------------------------------------
Class B                                    $0.54                     $ 1,118,575
--------------------------------------------------------------------------------
Class C                                    $0.54                     $   486,341
--------------------------------------------------------------------------------
Class P                                    $0.54                     $    14,193
--------------------------------------------------------------------------------

4. Capital The Company has authorized 150 million shares of $.001 par value capital stock designated as follows: Class A 105 million shares, Class B 15 million shares, Class C 15 million shares and Class P 15 million shares. Paid in capital amounted to $321,465,300 at December 31, 1998. Transactions in shares of capital stock were as follows:

                                          Year Ended                        Year Ended
                                   December 31, 1998                 December 31, 1997
                         -------------------------------------------------------------
Class A                      Shares           Amount           Shares           Amount
-------------------------------------------------------  -----------------------------
Sales of shares           6,679,081    $  89,842,339        2,714,070    $  37,708,782

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                     --               --        5,431,935       68,327,594

Total                     6,679,081       89,842,339        8,146,005      106,036,376
-------------------------------------------------------  -----------------------------
Shares reacquired        (4,048,822)     (54,443,261)      (2,480,990)     (33,318,181)

Increase                  2,630,259    $  35,399,078)       5,665,015    $  72,718,195
--------------------------------------------------------------------------------------

                                                                           May 1, 1997
                                                                      (Commencement of
                                          Year Ended        operations of Class shares)
                                   December 31, 1998              to December 31, 1997
                         -------------------------------------------------------------
Class B                      Shares           Amount           Shares           Amount
-------------------------------------------------------  -----------------------------
Sales of shares           1,915,350    $  26,070,405          359,887    $   5,284,991

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                     --               --           52,392          675,859

Total                     1,915,350       26,070,405          412,279        5,960,850
-------------------------------------------------------  -----------------------------
Shares reacquired          (247,290)      (3,182,255)          (5,976)         (87,713)

Increase                  1,668,060    $  22,888,150)         406,303    $   5,873,137
--------------------------------------------------------------------------------------

Notes to Financial Statements

                                                                           May 1, 1997
                                                                      (Commencement of
                                          Year Ended        operations of Class shares)
                                   December 31, 1998              to December 31, 1997
                         -------------------------------------------------------------
Class C                      Shares           Amount           Shares           Amount
-------------------------------------------------------  -----------------------------
Sales of shares             848,457    $  11,559,761          233,963    $   3,421,973

Shares issued to
shareholders in
reinvestment of net
investment income
and realized gain
from investment
transactions                     --               --           33,345          430,165
Total                       848,457       11,559,761          267,308        3,852,138
-------------------------------------------------------  -----------------------------
Shares reacquired          (212,341)      (2,796,591)         (10,770)        (163,453)
Increase                    636,116    $   8,763,170)         256,538    $   3,688,685
--------------------------------------------------------------------------------------

                                                                January 1, 1998
                                                               (Commencement of
                                                    operations of Class shares)
                                                           to December 31, 1998
                                                    ---------------------------
Class P                                                   Shares         Amount
-------------------------------------------------------------------------------
Sales of shares                                               76           $856

Shares issued to shareholders in reinvestment of
net investment income and realized gain from
investment transactions                                       --             --

Total                                                         76            856
-------------------------------------------------------------------------------
Shares reacquired                                             (4)           (51)

Increase                                                      72           $805
-------------------------------------------------------------------------------

5. Purchases and Sales of Securities Purchases and sales of investment securities (other than short-term investments) aggregated $231,758,370 and $170,888,843, respectively.

As of December 31, 1998, unrealized appreciation based on cost for federal income tax purposes aggregated $68,163,535, of which $86,822,438 related to appreciated securities and $18,658,903 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Directors' fees payable at December 31, 1998, under a deferred compensation plan, were approximately $279,616.

7. Expense Reduction The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

8. Line of Credit The Company along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is 0.06% per annum. There were no loans outstanding pursuant to this Facility at December 31, 1998, nor was the Facility utilized at any time during the year.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 12, 1999

Copyright (C) 1999 by Lord Abbett Mid-Cap Value Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Mid-Cap Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

Investing in the
Lord Abbett
Family of Funds

------------------------------------------------------------------------------------------------------------------------------------
GROWTH
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              INCOME
------------------------------------------------------------------------------------------------------------------------------------
Aggressive   Growth Funds           Growth & Income Funds    Balanced Fund    Income Funds           Tax-Free        Money
Growth Fund                                                                                          Income Funds    Market Fund

Developing   Alpha Fund             Affiliated Fund          Balanced Series  High Yield Fund                        U.S. Government
Growth Fund                                                                                          o National      Securities
             Global Equity Fund     Growth & Income Fund                      Bond-Debenture Fund    o California    Money Market
                                                                                                     o Connecticut   Fund**+
             Growth Opportunities   Large-Cap Research Fund                   Global Income Fund     o Florida
             Fund                                                                                    o Georgia
                                                                                                     o Hawaii
             International Fund                                               Limited Duration U.S.  o Michigan
                                                                              Government             o Minnesota
             Mid-Cap Value Fund                                               Securities Fund**      o Missouri
                                                                                                     o New Jersey
             Small-Cap Value Fund*                                            U.S. Government        o New York
                                                                              Securities Fund**      o Pennsylvania
                                                                                                     o Texas
                                                                              World Bond-            o Washington
                                                                              Debenture Fund

Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the Funds covered by this report.

For more complete information about any other Lord Abbett fund, including charges and expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to more than 30 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your investment professional to help you customize your investment plan.

Numbers to Keep Handy

For Shareholder Account or Statement Inquiries: 800-821-5129

For Literature Only: 800-874-3733

24-Hour Automated Shareholder Service Line: 800-865-7582

Visit Our Web Site: http://www.lordabbett.com

* The Lord Abbett Small-Cap Value Fund Classes A, B and C are closed to new investors.

** An investment in this Fund is neither insured nor guaranteed by the U.S.
   Government.

+ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained its stable $1.00 price per share.


[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing


LORD ABBETT DISTRIBUTOR LLC
------------------------------------------------------------          LAG-2-1298
The GM Building o 767 Fifth Avenue o New York, NY 10153-0203              (2/99)